UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 21, 2007

RADISYS CORPORATION
(Exact name of registrant as specified in its charter)

Oregon	0-26844	93-0945232
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5445 NE Dawson Creek Drive
Hillsboro, Oregon	97124
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (503) 615-1100

No Change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 204.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 21, 2007, the Board of Directors of RadiSys Corporation (the “Company”) approved amendments to Article VI of the Company’s Restated Bylaws. These amendments clarify that the Company may issue and transfer shares of its common stock in uncertificated form. These amendments were approved to comply with recently adopted rules of the NASDAQ Stock Market requiring all listed shares to be eligible for a “direct registration system.” The foregoing description of the amendments does not purport to be complete and is qualified in its entirety by reference to the Amendment to Restated Bylaws, filed herewith as Exhibit 3.1.

Item 9.01. Financial Statements and Exhibits.

 (d) Exhibits.

Exhibit No	Description

3.1	Amendment to Restated Bylaws

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADISYS CORPORATION

Date: March 23, 2007	By:	/s/ Brian Bronson
Brian Bronson
Chief Financial Officer

Exhibit Index

Exhibit No	Description

3.1	Amendment to Restated Bylaws